Exhibit 10.1

THIS JOINDER AGREEMENT, dated as of the 25th day of June, 2015, made by each undersigned Subsidiary (each an “Additional Assignor”, and together the “Additional Assignors”) in favor of U.S. Bank National Association, as Trustee (in such capacity, the “Notes Trustee”) and Deutsche Bank Trust Company Americas, as collateral agent (in such capacity the “Collateral Agent”). All capitalized terms not defined herein shall have the meaning ascribed to them in the Security Agreement (as defined below).

W I T N E S S E T H :

WHEREAS, Lee Enterprises, Incorporated (the “Issuer”) entered into an Indenture, dated as of March 31, 2014 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among the Issuer, the Notes Trustee, and the Collateral Agent, providing for the issuance by the Issuer of certain notes, as contemplated therein (the Holders of the Notes (including the beneficial holders thereof) and the Collateral Agent are herein called the “Secured Creditors”);

WHEREAS, in connection with the Indenture, the Issuer and certain of its Subsidiaries have entered into a Security Agreement, dated as of March 31, 2014 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent for the ratable benefit of the Secured Creditors;

WHEREAS, pursuant to the Indenture, upon the occurrence of the Pulitzer Debt Satisfaction Date, each Additional Assignor is required to become a party to the Security Agreement and a Subsidiary Guarantor under the Indenture; and

WHEREAS, on the date hereof substantially contemporaneously with the execution hereof, the Pulitzer Debt Satisfaction Date shall have occurred and each Additional Assignor has agreed to execute and deliver this Joinder Agreement in order to become an Additional Assignor under the Security Agreement and a Subsidiary Guarantor under the Indenture;

NOW, THEREFORE, IT IS AGREED:

1. Indenture. By executing and delivering this Joinder Agreement, each Additional Assignor, as provided in Section 3.10(a) of the Indenture, hereby becomes a party to the Indenture as a Subsidiary Guarantor thereunder with the same force and effect as if originally named therein as an Subsidiary Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. Each Additional Assignor hereby represents and warrants that each of the representations and warranties contained in the Indenture is true and correct on and as the date hereof (after giving effect to this Joinder Agreement) as if made on and as of such date

2. Security Agreement. By executing and delivering this Joinder Agreement, each Additional Assignor, as provided in Section 3.10(b) of the Indenture and Section 11.12 of the Security Agreement, hereby becomes a party to the Security Agreement as an Assignor thereunder with the same force and effect as if originally named therein as an Assignor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of an Assignor thereunder. The information set forth in the Annexes hereto is hereby added to the information set forth in the Annexes to the Security Agreement. Each Additional Assignor hereby represents and warrants that each of the representations and warranties contained in the Security Agreement is true and correct on and as the date hereof (after giving effect to this Joinder Agreement) as if made on and as of such date.

3. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank – Signature pages follow]

2

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

PULITZER INC., as an Assignor and Subsidiary Guarantor

By:		/s/ C. D. Waterman III
Name: C. D. Waterman III
Title: Secretary

FLAGSTAFF PUBLISHING CO.
HANFORD SENTINEL INC.
NAPA VALLEY PUBLISHING CO.
PANTAGRAPH PUBLISHING CO.
PULITZER MISSOURI NEWSPAPERS, INC.
PULITZER NEWSPAPERS, INC.
PULITZER TECHNOLOGIES, INC.
SANTA MARIA TIMES, INC.
SOUTHWESTERN OREGON PUBLISHING CO.
STAR PUBLISHING COMPANY
YNEZ CORPORATION,
each as an Assignor and Subsidiary Guarantor

By:		/s/ C. D. Waterman III
Name: C. D. Waterman III
Title: Secretary

FAIRGROVE LLC, as an Assignor and Subsidiary Guarantor

By:		ST. LOUIS POST-DISPATCH LLC,
Managing Member

By:		PULITZER INC., Managing Member

	By:	/s/ C. D. Waterman III
Name: C. D. Waterman III
Title: Secretary

[Signature Page to Joinder Agreement (Indenture & Security Agreement)]

AMPLIFIED DIGITAL, LLC
ST. LOUIS POST-DISPATCH LLC
STL DISTRIBUTION SERVICES LLC
SUBURBAN JOURNALS OF GREATER ST. LOUIS LLC
PULITZER NETWORK SYSTEMS LLC, each as an Assignor and Subsidiary Guarantor

By:	PULITZER INC., Managing Member

	By:	/s/ C. D. Waterman III
Name: C. D. Waterman III
Title: Secretary

[Signature Page to Joinder Agreement (Indenture & Security Agreement)]

SUPPLEMENT TO ANNEX A

SCHEDULE OF CHIEF EXECUTIVE OFFICES

See attached.

Name of Assignor	Address(es) of Chief Executive Office
Pulitzer Inc.	900 N. Tucker Blvd. St. Louis, MO 63101-1099

Pulitzer Technologies, Inc.	900 N. Tucker Blvd. St. Louis, MO 63101-1099

St. Louis Post-Dispatch LLC	900 N. Tucker Blvd. St. Louis, MO 63101-1099

Fairgrove LLC	900 N. Tucker Blvd. St. Louis, MO 63101-1099

STL Distribution Services LLC	900 N. Tucker Blvd. St. Louis, MO 63101-1099

Suburban Journals of Greater St. Louis LLC	900 N. Tucker Blvd. St. Louis, MO 63101-1099

Pulitzer Network Systems LLC	900 N. Tucker Blvd. St. Louis, MO 63101-1099

Pulitzer Newspapers, Inc.	404 W. 3700 N. Provo, UT 84604

Flagstaff Publishing Co.	1751 South Thompson Street Flagstaff, AZ 86001

Hanford Sentinel, Inc.	300 E. 6th St. Hanford, CA 93232

Amplified Digital LLC	900 N. Tucker Blvd. St. Louis, MO 63101-1099

Napa Valley Publishing Co.	1615 2nd Street Napa, CA 94559

Pantagraph Publishing Co.	301 W. Washington St. Bloomington, IL 61702

SUPPLEMENT TO ANNEX A

Pulitzer Missouri Newspapers, Inc.	900 N. Tucker Blvd. St. Louis, MO 63101-1099

Santa Maria Times, Inc.	3200 Skyway Dr. Santa Maria, CA 93455

Southwestern Oregon Publishing Co.	350 Commercial Ave. Coos Bay, OR 97420

Ynez Corporation	115 North H Street. Lompoc, CA 93438

Star Publishing Company	201 N. Harrison St. Ste. 600 Davenport, IA 52801

SUPPLEMENT TO ANNEX B

[Reserved]

SUPPLEMENT TO ANNEX C

SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR

A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION, LOCATION, ORGANIZATIONAL IDENTIFICATION

NUMBERS AND FEDERAL EMPLOYER IDENTIFICATION NUMBERS

See attached.

Exact Legal Name of Each Assignor	Type of Organization (or, if the Assignor is an Individual, so indicate)	Registered Organization (Yes/No)	Jurisdiction of Organization	Assignor’s Location (for purposes of NY UCC § 9-307)	Assignor’s Organization Identification Number (or, if it has none, so indicate)	Assignor’s Federal Employer Identification Number (or, if it has none, so indicate)	Transmitting Utility? (Yes/No)
Pulitzer Inc.	Corporation	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	2900072	43-1819711	No
Amplified Digital LLC	Limited Liability Company	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	5301440	46-2245913	No
Pulitzer Technologies, Inc.	Corporation	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	3219438	43-1108892	No
St. Louis Post-Dispatch LLC	Limited Liability Company	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	3211374	43-1885357	No
Fairgrove LLC	Limited Liability Company	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	3324157	n/a	No
STL Distribution Services LLC	Limited Liability Company	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	3371779	43-1920922	No
Suburban Journals of Greater St. Louis LLC	Limited Liability Company	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	3245491	43-1896217	No
Pulitzer Network Systems LLC	Limited Liability Company	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	3149424	43-1885359	No
Pulitzer Newspapers, Inc.	Corporation	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	0317323	91-0401560	No

SUPPLEMENT TO ANNEX C

Flagstaff Publishing Co.	Corporation	Yes	Washington	1751 South Thompson Street, Flagstaff, AZ 86001	601114945	86-0134796	No
Hanford Sentinel, Inc.	Corporation	Yes	Washington	300 E. 6th St., Hanford, CA 93232	601117400	94-1410775	No
Napa Valley Publishing Co.	Corporation	Yes	Washington	1615 2nd Street, Napa, CA 94559	601114867	94-1427802	No
Pantagraph Publishing Co.	Corporation	Yes	Delaware	301 W. Washington St., Bloomington, IL 61702	2062509	36-3367058	No
Pulitzer Missouri Newspapers, Inc.	Corporation	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	2618272	61-1301960	No
Santa Maria Times, Inc.	Corporation	Yes	Nevada	3200 Skyway Dr., Santa Maria, CA 93455	C2869-1973	91-0903801	No
Southwestern Oregon Publishing Co.	Corporation	Yes	Oregon	350 Commercial Ave., Coos Bay, OR 97420	101998-18	91-0900741	No
Ynez Corporation	Corporation	Yes	California	115 North H Street. Lompoc, CA 93438	C0710848	95-2875443	No
Star Publishing Company	Corporation	Yes	Arizona	4850 S. Park Ave., Tucson, AZ 85714	0066033-8	86-0200690	No

SUPPLEMENT TO ANNEX D

[Reserved]

SUPPLEMENT TO ANNEX E

DESCRIPTION OF CERTAIN SIGNIFICANT TRANSACTIONS OCCURRING WITHIN ONE YEAR

PRIOR TO THE DATE OF THE GUARANTEE AND COLLATERAL AGREEMENT

Name of Assignor	Description of any Transactions as required by Section 3.8 of the Guarantee and Collateral Agreement
Pulitzer Inc.	N/A
Amplified Digital LLC	N/A
Pulitzer Technologies, Inc.	N/A
St. Louis Post-Dispatch LLC	N/A
Fairgrove LLC	N/A
STL Distribution Services LLC	N/A
Suburban Journals of Greater St. Louis LLC	N/A
Pulitzer Network Systems LLC	N/A
Pulitzer Newspapers, Inc.	N/A
Flagstaff Publishing Co.	N/A
Hanford Sentinel, Inc.	N/A
Napa Valley Publishing Co.	N/A
Pantagraph Publishing Co.	N/A
Pulitzer Missouri Newspapers, Inc.	N/A
Santa Maria Times, Inc.	N/A
Southwestern Oregon Publishing Co.	N/A
Ynez Corporation	N/A
Star Publishing Company	N/A

SUPPLEMENT TO ANNEX F

SCHEDULE OF DEPOSIT ACCOUNTS

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Pulitzer Inc.	Pulitzer Inc.	1539 1037 9749	US Bank 201 W. 2nd Street Davenport, IA 52801	New York
Pulitzer Inc.	Pulitzer Sweep	253800001252	US Bank 201 W. 2nd Street Davenport, IA 52801	New York
Flagstaff Publishing Co.	Arizona Daily Sun Flagstaff	8010486010	Alliance Bank of Arizona 214 East Birch Flagstaff, AZ 86001 Attn: Steve Keith	New York
Flagstaff Publishing Co.	Arizona Daily Sun	153910045522	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York
Pulitzer Missouri Newspapers, Inc.	Daily Journal - Park Hills	153910045563	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York
Pantagraph Publishing Co.	The Pantagraph	153910379806	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York
Pulitzer Missouri Newspapers, Inc.	Daily Journal - Park Hills	153910045688	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York

SUPPLEMENT TO ANNEX F

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Pulitzer Missouri Newspapers, Inc.	Daily Journal - Park Hills	153910249744	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York
Pantagraph Publishing Co.	Pantagraph Publishing Co.	153910255444	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York
Hanford Sentinel, Inc.	Hanford	4470332897	Union Bank 225 W. 7th St. Hanford, CA 93230 559-582-1086 Attn: Lorena Gonzalez lorena.gonzalez@unionbank.com	New York	**
STL Distribution Services LLC	STL Distribution Services LLC	153910045548	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**
Hanford Sentinel, Inc.	The Sentinel -Hanford	153910045589	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**
Pulitzer Newspapers, Inc.	The Daily Herald - Provo	153910045597	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**
Santa Maria Times, Inc.	Santa Maria Times	153910045621	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

SUPPLEMENT TO ANNEX F

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Southwestern Oregon Publishing Co.	The World #2312 - Coos Bay	153910045639	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**
Napa Valley Publishing Co.	Napa Valley Publishing	153910045647	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**
Pulitzer Newspapers, Inc.	Daily Herald PBS	153910045696	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**
Pulitzer Newspapers, Inc.	Daily Herald Classified	153910045704	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**
Pulitzer Newspapers, Inc.	Daily Herald Circ	153910045712	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**
St. Louis Post-Dispatch LLC	St Louis Post Dispatch	153910045746	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**
Southwestern Oregon Publishing Co.	The World	153910249728	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

SUPPLEMENT TO ANNEX F

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
St. Louis Post-Dispatch LLC	St Louis Post Dispatch Marketing	153910379673	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**
St. Louis Post-Dispatch LLC	St Louis Post Dispatch PD Online	153910379681	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**
Flagstaff Publishing Co.	Arizona Daily Sun	153910379699	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**
Hanford Sentinel, Inc.	The Sentinel - Hanford	153910379756	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**
St. Louis Post-Dispatch LLC	St Louis Post Dispatch	15391037 9723	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**
Pulitzer Inc.	Pulitzer Circulation	153910379780	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**
Pulitzer Inc.	Pulitzer Inc.	182380187852	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

SUPPLEMENT TO ANNEX G

DESCRIPTION OF COMMERCIAL TORT CLAIMS

NONE OVER $100,000

SUPPLEMENT TO ANNEX H

SCHEDULE OF MARKS AND APPLICATIONS; INTERNET DOMAIN NAME REGISTRATIONS;

MASTHEADS; MOBILE/TABLE APPLICATIONS; TRADE NAMES; AND SOFTWARE

1.	Marks and Applications:

a.	Pulitzer Federal Marks (registered with the USPTO)

Owner	Mark	Reg. Date	Registration No.
Pulitzer Inc.	100 Neediest Cases	5/24/1983	1239334
	Everyday	10/30/2001	2501621
	Feast	10/16/2007	3314639
	Feast	4/3/2012	4122623
	Feast Magazine	4/26/2011	3952650
	Get Out	5/28/1996	1976900
	St. Louis Post-Dispatch	9/17/1991	1657386
	Feast TV	5/19/2015	4738392
Pulitzer Newspapers, Inc.	American Canyon Eagle	7/18/2006	3118141
	Arizona Daily Sun	12/10/2002	2659561
	Flagstaff Live!	10/22/2002	2639764
	Inside Napa Valley	10/22/2002	2639765
	Selma Enterprise	2/4/2003	2683717
	The Kingsburg Recorder	10/22/2002	2639773
	The Napa Valley Register	2/4/2003	2683714
	The Pantagraph	11/25/2003	2786223
St. Louis Post-Dispatch LLC	STL Today	4/15/2003	2706149

SUPPLEMENT TO ANNEX H

c.	Pulitzer State Marks

Owner	Mark	Registration/ Filing/Issued Date	Jurisdiction	Registration No.
Flagstaff Publishing Co.	Best of Flagstaff	9/21/1995	Arizona	36272
	99 Things To Do In Northern Arizona	2/26/1999	Arizona	42283
Pantagraph Publishing Co.	Pantagraph	12/27/2006	Illinois	096948

SUPPLEMENT TO ANNEX H

2.	Internet Domain Name Registrations:

Assignors may use domain names and/or be the registrant of record for domain names that are beneficially owned by third parties that are not subject to or a part of this Agreement and therefore those domain names are not listed in this Annex H.

Assignors may own immaterial domain names that are not used and thus not included in this Annex. Assignors may also have included immaterial domain names in this Annex that are not in use. Domain names are set forth in this Annex under the subsidiaries who are their beneficial owners; however, such domain names may be formally registered to parties including: Lee Publications, Inc., Lee Procurement Solutions Co., Lee Enterprises, Lee Enterprises, Incorporated, INN Partners L.C., or Lee Consolidated Holdings Co.

a.	Pulitzer Domain Names

DOMAIN NAME	BENEFICIAL OWNER
amp-li-fid-digital.com	Amplified Digital
amp-li-fid-digital.net	Amplified Digital
amp-li-fiddigital.com	Amplified Digital
amp-li-fiddigital.net	Amplified Digital
ampdigitalstl.com	Amplified Digital
ampdigitalstl.net	Amplified Digital
amplifiddigital.com	Amplified Digital
amplifiddigital.net	Amplified Digital
amplifiddigitalstl.net	Amplified Digital
amplifiedautos.com	Amplified Digital
amplifieddigitalagency.com	Amplified Digital
amplifieddigitalstl.net	Amplified Digital
digitalmarketingsolutionsgroup.com	Amplified Digital
dmsgroup.com	Amplified Digital
dmsgroupstl.com	Amplified Digital
dmsgroupstl.info	Amplified Digital
dmsgroupstl.net	Amplified Digital
trackmycall.com	Amplified Digital
trackmycall.net	Amplified Digital
theadobepress.com	Adobe Press
arizonadailysun.com	Arizona Daily Sun
arizonadailysun.net	Arizona Daily Sun
azdailysun.com	Arizona Daily Sun
azdailysun.net	Arizona Daily Sun
azdailysun.xxx	Arizona Daily Sun
azdailysun-inserts.com	Arizona Daily Sun
directimpress.com	Arizona Daily Sun

SUPPLEMENT TO ANNEX H

directmailarizona.com	Arizona Daily Sun
directmailflagstaff.com	Arizona Daily Sun
directreps.com	Arizona Daily Sun
emediatools.com	Arizona Daily Sun
flaglive.com	Arizona Daily Sun
flagstaffautofinder.com	Arizona Daily Sun
flagstaffhomefinder.com	Arizona Daily Sun
flagstafflive.com	Arizona Daily Sun
flagstafflives.com	Arizona Daily Sun
flagstaffsnowday.com	Arizona Daily Sun
flagstaffwinterfest.com	Arizona Daily Sun
gcscout.com	Arizona Daily Sun
grandcanyonscout.com	Arizona Daily Sun
m.azdailysun.com	Arizona Daily Sun
mailstakes.com	Arizona Daily Sun
mailstakes.net	Arizona Daily Sun
mountainlivingmagazine.com	Arizona Daily Sun
namlm.com	Arizona Daily Sun
sellitaz.com	Arizona Daily Sun
sellitflag.com	Arizona Daily Sun
sellitflagstaff.com	Arizona Daily Sun
thursdaysonthesquare.com	Arizona Daily Sun
yourgrandcanyonguide.com	Arizona Daily Sun
dailysundigitalsolutions.com	Arizona Daily Sun
dailysunmediasolutions.com	Arizona Daily Sun
finditflagstaff.com	Arizona Daily Sun
bandonwesternworld.com	Bandon Western World
westernworldnewspaper.com	Bandon Western World
farmercityjournal.com	Bloomington Pantagraph
gibsoncitycourier.com	Bloomington Pantagraph
leroyjournal.com	Bloomington Pantagraph
m.pantagraph.com	Bloomington Pantagraph
mypantagraph.com	Bloomington Pantagraph
pantagraph.com	Bloomington Pantagraph
pantagraph.xxx	Bloomington Pantagraph
pantagraphautos.com	Bloomington Pantagraph
pantagraphclassifieds.com	Bloomington Pantagraph
pantagraphhomemarket.com	Bloomington Pantagraph
woodcojo.com	Bloomington Pantagraph
woodfordcountyjournal.com	Bloomington Pantagraph
b2b309.biz	Bloomington Pantagraph

SUPPLEMENT TO ANNEX H

bloomington.wheelsforyou.com	Bloomington Pantagraph
business309	Bloomington Pantagraph
cgi.pantagraph.com	Bloomington Pantagraph
circulars.pantagraph.com	Bloomington Pantagraph
edition.pantagraph.com	Bloomington Pantagraph
homes.pantagraph.com	Bloomington Pantagraph
illpolitics.com	Bloomington Pantagraph
jobs.pantagraph.com	Bloomington Pantagraph
live617.com	Bloomington Pantagraph
local.pantagrah.com	Bloomington Pantagraph
mobile.pantagraph.com	Bloomington Pantagraph
my.pantagraph.com	Bloomington Pantagraph
pa-ee.pantagraph.com	Bloomington Pantagraph
politicsillinois.com	Bloomington Pantagraph
stats.pantagraph.com	Bloomington Pantagraph
tcstyle.com	Bloomington Pantagraph
theuguide.com	Bloomington Pantagraph
www2.pantagraph.com	Bloomington Pantagraph
dailyjournalmo.com	Daily Journal
dailyjournalonline.com	Daily Journal
dailyjournalonline.xxx	Daily Journal
democratnewsonline.com	Daily Journal
farmingtonpressonline.com	Daily Journal
m.dailyjournalonline.com	Daily Journal
mydjconnection.com	Daily Journal
centralvalleyview.com	Hanford Sentinel
cumberlink.xxx	Hanford Sentinel
hanfordsentinel.com	Hanford Sentinel
hanfordsentinel.xxx	Hanford Sentinel
hanfordvoice.com	Hanford Sentinel
homestricounty.net	Hanford Sentinel
kcvalleyview.com	Hanford Sentinel
kingscountyvoice.com	Hanford Sentinel
lemoorenavynews.com	Hanford Sentinel
lemoorevoice.com	Hanford Sentinel
m.hanfordsentinel.com	Hanford Sentinel
newzcentral.com	Hanford Sentinel
shippsentinel.com	Hanford Sentinel
sentinel.wheelsforyou.com	Hanford Sentinel
kingscountybusinesssentinel.biz	Kings County Business Sentinel
kingscountybusinesssentinel.com	Kings County Business Sentinel

SUPPLEMENT TO ANNEX H

kingscountybusinesssentinel.net	Kings County Business Sentinel
kingsburgrecorder.com	Kingsburg Recorder
laduenews.com	Ladue News
centralcoastwheels.com	Lompoc Record
centralcoastwheelsforyou.com	Lompoc Record
lompocrecord.com	Lompoc Record
lompocrecord.xxx	Lompoc Record
m.lompocrecord.com	Lompoc Record
amcaneagle.com	Napa Valley Register
americancanyoneagle.com	Napa Valley Register
distinctiveproperties.com	Napa Valley Register
enapavalley.com	Napa Valley Register
insidenapavalley.com	Napa Valley Register
m.napavalleyregister.com	Napa Valley Register
napabusinesstimes.com	Napa Valley Register
napanews.com	Napa Valley Register
naparegister.com	Napa Valley Register
napavalleybusinesstimes.com	Napa Valley Register
napavalleyregister.com	Napa Valley Register
napavalleyregister.xxx	Napa Valley Register
napavalleywheels.com	Napa Valley Register
nvbusinesstimes.com	Napa Valley Register
nvregister.com	Napa Valley Register
searchnapa.com	Napa Valley Register
sthelenastar.com	Napa Valley Register
tiempolatino.net	Napa Valley Register
weeklycalistogan.com	Napa Valley Register
adsandbargains.com	Provo Daily Herald
asavvylife.com	Provo Daily Herald
beatthezuke.com	Provo Daily Herald
cougarblue.com	Provo Daily Herald
daily-herald.com	Provo Daily Herald
dealsgonemobile.com	Provo Daily Herald
harktheherald.com	Provo Daily Herald
heraldextra.com	Provo Daily Herald
heraldextra.com	Provo Daily Herald
heraldextra.xxx	Provo Daily Herald
m.savvyshopperdeals.com	Provo Daily Herald
myheraldextra.com	Provo Daily Herald
myutah.info	Provo Daily Herald
preprallyutah.com	Provo Daily Herald

SUPPLEMENT TO ANNEX H

provodailyherald.com	Provo Daily Herald
savvyshopperdeals.com	Provo Daily Herald
utahadventurer.com	Provo Daily Herald
utahmomclick.com	Provo Daily Herald
uvbid.com	Provo Daily Herald
uvhomechoice.com	Provo Daily Herald
wearesanpete.com	Provo Daily Herald
heraldextra.net	Provo Daily Herald
paysonldstemple.com	Provo Daily Herald
provocitycentertemple.com	Provo Daily Herald
provocitycentertemple.org	Provo Daily Herald
provodh.com	Provo Daily Herald
utahbestbridal.com	Provo Daily Herald
utahadventure.com	Provo Daily Herald
Pulitzer.net	Pulitzer, Inc.
bridescentralcoast.com	Santa Maria Times
centralcoastsavvyshopper.com	Santa Maria Times
fromthevine.info	Santa Maria Times
fromthevine.net	Santa Maria Times
insidesmvalley.com	Santa Maria Times
m.santamariatimes.com	Santa Maria Times
periodicoeltiempo.com	Santa Maria Times
santamariatimes.com	Santa Maria Times
santamariatimes.xxx	Santa Maria Times
spacecountrytimes.com	Santa Maria Times
thetimespressrecorder.com	Santa Maria Times
welcomecentralcoast.com	Santa Maria Times
m.syvnews.com	Santa Ynez Valley News
syvnews.com	Santa Ynez Valley News
selmaenterprise.com	Selma Enterprise
4posttraffic.com	St. Louis Post-Dispatch
900walnut.net	St. Louis Post-Dispatch
amplifiddigitalstl.com	St. Louis Post-Dispatch
amplifieddigitalstl.com	St. Louis Post-Dispatch
applypd.com	St. Louis Post-Dispatch
feastmag.org	St. Louis Post-Dispatch
feast-magazine.com	St. Louis Post-Dispatch
feast-magazine.net	St. Louis Post-Dispatch
feast-magazine.org	St. Louis Post-Dispatch
feaststl.com	St. Louis Post-Dispatch
feaststl.net	St. Louis Post-Dispatch

SUPPLEMENT TO ANNEX H

feaststl.org	St. Louis Post-Dispatch
feastil.com	St. Louis Post-Dispatch
feastkc.com	St. Louis Post-Dispatch
feastmag.net	St. Louis Post-Dispatch
feastmagazine.com	St. Louis Post-Dispatch
feastmidwest.com	St. Louis Post-Dispatch
feastmo.com	St. Louis Post-Dispatch
localvaluesdirect.com	St. Louis Post-Dispatch
m.feaststl.com	St. Louis Post-Dispatch
m.stltoday.com	St. Louis Post-Dispatch
mohealthreport.com	St. Louis Post-Dispatch
myp-d.com	St. Louis Post-Dispatch
mypostdispatch.com	St. Louis Post-Dispatch
mypost-dispatch.com	St. Louis Post-Dispatch
mystltoday.com	St. Louis Post-Dispatch
nowhiringstl.com	St. Louis Post-Dispatch
on-timetraffic.com	St. Louis Post-Dispatch
p4to.com	St. Louis Post-Dispatch
pdmarketmax.com	St. Louis Post-Dispatch
pdonline.com	St. Louis Post-Dispatch
politicalfix.com	St. Louis Post-Dispatch
post4trafficonline.com	St. Louis Post-Dispatch
postand4traffic.com	St. Louis Post-Dispatch
postdispat.ch	St. Louis Post-Dispatch
postdispatch.com	St. Louis Post-Dispatch
post-dispatch.com	St. Louis Post-Dispatch
post-dispatch.info	St. Louis Post-Dispatch
post-dispatchrewards.com	St. Louis Post-Dispatch
post-dispatchstore.com	St. Louis Post-Dispatch
postfortrafficonline.com	St. Louis Post-Dispatch
postfortrafficon-line.com	St. Louis Post-Dispatch
postfourtrafficonline.com	St. Louis Post-Dispatch
postfourtrafficon-line.com	St. Louis Post-Dispatch
prepsportsshow.com	St. Louis Post-Dispatch
ridesthemagazine.com	St. Louis Post-Dispatch
saintlouisdirect.com	St. Louis Post-Dispatch
saintlouistoday.com	St. Louis Post-Dispatch
sellitsaintlouis.com	St. Louis Post-Dispatch
stl4traffic.com	St. Louis Post-Dispatch
stlapply.com	St. Louis Post-Dispatch
stlatwork.biz	St. Louis Post-Dispatch

SUPPLEMENT TO ANNEX H

stlatwork.com	St. Louis Post-Dispatch
stlcaring.com	St. Louis Post-Dispatch
stlezads.com	St. Louis Post-Dispatch
stlezads.net	St. Louis Post-Dispatch
stlfeast.com	St. Louis Post-Dispatch
stlfeast.net	St. Louis Post-Dispatch
stlfeast.org	St. Louis Post-Dispatch
stlfeasts.com	St. Louis Post-Dispatch
stl-feasts.com	St. Louis Post-Dispatch
stlfeasts.net	St. Louis Post-Dispatch
stl-feasts.net	St. Louis Post-Dispatch
stlfeasts.org	St. Louis Post-Dispatch
stl-feasts.org	St. Louis Post-Dispatch
stlhealthandfitness.com	St. Louis Post-Dispatch
stl-iparty.com	St. Louis Post-Dispatch
stlmamarama.com	St. Louis Post-Dispatch
stlmarketplace.com	St. Louis Post-Dispatch
stlmomsanddads.com	St. Louis Post-Dispatch
stlouisatwork.biz	St. Louis Post-Dispatch
stlouisatwork.com	St. Louis Post-Dispatch
stlouisfeast.com	St. Louis Post-Dispatch
stlouisfeast.net	St. Louis Post-Dispatch
stlouisfeast.org	St. Louis Post-Dispatch
stlouisfeasts.com	St. Louis Post-Dispatch
stlouis-feasts.com	St. Louis Post-Dispatch
stlouisfeasts.net	St. Louis Post-Dispatch
stlouis-feasts.net	St. Louis Post-Dispatch
stlouisfeasts.org	St. Louis Post-Dispatch
stlouis-feasts.org	St. Louis Post-Dispatch
stlouisnews.com	St. Louis Post-Dispatch
stlouisnewspaper.com	St. Louis Post-Dispatch
stlouispost.com	St. Louis Post-Dispatch
stltoday.biz	St. Louis Post-Dispatch
stltoday.com	St. Louis Post-Dispatch
stltoday.net	St. Louis Post-Dispatch
stltoday.org	St. Louis Post-Dispatch
stltodaysucks.com	St. Louis Post-Dispatch
stltodaysucks.net	St. Louis Post-Dispatch
stltodaysucks.org	St. Louis Post-Dispatch
stltonight.com	St. Louis Post-Dispatch
thefeastin.com	St. Louis Post-Dispatch

SUPPLEMENT TO ANNEX H

thefeastin.net	St. Louis Post-Dispatch
thefeastin.org	St. Louis Post-Dispatch
thefeastsite.com	St. Louis Post-Dispatch
thefeastsite.net	St. Louis Post-Dispatch
thefeastsite.org	St. Louis Post-Dispatch
theliststl.com	St. Louis Post-Dispatch
thepostdispatchstore.com	St. Louis Post-Dispatch
thepost-dispatchstore.com	St. Louis Post-Dispatch
workingstlouis.com	St. Louis Post-Dispatch
yourjournal.biz	St. Louis Post-Dispatch
yourjournal.info	St. Louis Post-Dispatch
yournexthomestl.com	St. Louis Post-Dispatch
stldistribution.net	STL Distribution Services
stldistributionservices.com	STL Distribution Services
stldist.com	STL Distribution Services
ampforteens.com	Suburban Journals of Greater St. Louis
claytonbusinessjournal.com	Suburban Journals of Greater St. Louis
claytonbusinessnews.com	Suburban Journals of Greater St. Louis
edwardsvillejournal.com	Suburban Journals of Greater St. Louis
ejournals.com	Suburban Journals of Greater St. Louis
granitecitypress-record.com	Suburban Journals of Greater St. Louis
hazelwood-bridgetonjournal.com	Suburban Journals of Greater St. Louis
illinoiswinepress.com	Suburban Journals of Greater St. Louis
iparty-ladue.com	Suburban Journals of Greater St. Louis
iparty-stl.com	Suburban Journals of Greater St. Louis
jeffcountyjournal.com	Suburban Journals of Greater St. Louis
kirkwoodwebsterjournal.com	Suburban Journals of Greater St. Louis
laduenews.com	Suburban Journals of Greater St. Louis
laduenews.info	Suburban Journals of Greater St. Louis
millstadtenterprise.com	Suburban Journals of Greater St. Louis
missouriwinepress.com	Suburban Journals of Greater St. Louis
mysuburbanjournal.com	Suburban Journals of Greater St. Louis
networkstlouis.com	Suburban Journals of Greater St. Louis
newsdemocratejournal.com	Suburban Journals of Greater St. Louis
newsdemocratjournal.com	Suburban Journals of Greater St. Louis
northeastcountyjournal.com	Suburban Journals of Greater St. Louis
northwestcountyjournal.com	Suburban Journals of Greater St. Louis
oakville-mehlvillejournal.com	Suburban Journals of Greater St. Louis
oldnewsboyday.com	Suburban Journals of Greater St. Louis
oldnewsboysday.com	Suburban Journals of Greater St. Louis
oldnewsboysday.org	Suburban Journals of Greater St. Louis

SUPPLEMENT TO ANNEX H

overland-stannjournal.com	Suburban Journals of Greater St. Louis
readjo.com	Suburban Journals of Greater St. Louis
saintlouisbestbridal.com	Suburban Journals of Greater St. Louis
savvyfamily.com	Suburban Journals of Greater St. Louis
southwestcityjournal.com	Suburban Journals of Greater St. Louis
southwestcountyjournal.com	Suburban Journals of Greater St. Louis
statsonline.com	Suburban Journals of Greater St. Louis
stcjournal.com	Suburban Journals of Greater St. Louis
stclairjournal.com	Suburban Journals of Greater St. Louis
stc-news.com	Suburban Journals of Greater St. Louis
stcsuburbanjournal.com	Suburban Journals of Greater St. Louis
stlathlete.biz	Suburban Journals of Greater St. Louis
stlathlete.com	Suburban Journals of Greater St. Louis
stlathlete.mobi	Suburban Journals of Greater St. Louis
stlathlete.net	Suburban Journals of Greater St. Louis
stlathlete.org	Suburban Journals of Greater St. Louis
stlbestbridal.com	Suburban Journals of Greater St. Louis
stlclubbaseball.com	Suburban Journals of Greater St. Louis
stlclubsoccer.com	Suburban Journals of Greater St. Louis
stlclubsoccer.net	Suburban Journals of Greater St. Louis
stlclubsoccer.org	Suburban Journals of Greater St. Louis
stlclubsoftball.com	Suburban Journals of Greater St. Louis
stlclubsports.com	Suburban Journals of Greater St. Louis
stlclubvolleyball.com	Suburban Journals of Greater St. Louis
stlcollegesports.biz	Suburban Journals of Greater St. Louis
stlcollegesports.com	Suburban Journals of Greater St. Louis
stlcollegesports.info	Suburban Journals of Greater St. Louis
stlcollegesports.mobi	Suburban Journals of Greater St. Louis
stlcollegesports.net	Suburban Journals of Greater St. Louis
stlcollegesports.org	Suburban Journals of Greater St. Louis
stlcycsports.com	Suburban Journals of Greater St. Louis
stldriverjobs.com	Suburban Journals of Greater St. Louis
stlfeastmedia.biz	Suburban Journals of Greater St. Louis
stlfeastmedia.com	Suburban Journals of Greater St. Louis
stlfeastmedia.info	Suburban Journals of Greater St. Louis
stlfeastmedia.mobi	Suburban Journals of Greater St. Louis
stlfeastmedia.net	Suburban Journals of Greater St. Louis
stlfeastmedia.org	Suburban Journals of Greater St. Louis
stlhealthcarejobs.com	Suburban Journals of Greater St. Louis
stlhighschoolsports.biz	Suburban Journals of Greater St. Louis
stlhighschoolsports.com	Suburban Journals of Greater St. Louis

SUPPLEMENT TO ANNEX H

stlhighschoolsports.info	Suburban Journals of Greater St. Louis
stlhighschoolsports.mobi	Suburban Journals of Greater St. Louis
stlhighschoolsports.net	Suburban Journals of Greater St. Louis
stlhighschoolsports.org	Suburban Journals of Greater St. Louis
stlhssports.biz	Suburban Journals of Greater St. Louis
stlhssports.com	Suburban Journals of Greater St. Louis
stlhssports.info	Suburban Journals of Greater St. Louis
stlhssports.mobi	Suburban Journals of Greater St. Louis
stlhssports.net	Suburban Journals of Greater St. Louis
stlhssports.org	Suburban Journals of Greater St. Louis
stlmanufacturingjobs.com	Suburban Journals of Greater St. Louis
stlnursingjobs.com	Suburban Journals of Greater St. Louis
stlouisbestbridal.com	Suburban Journals of Greater St. Louis
stlpreps.com	Suburban Journals of Greater St. Louis
stlprosports.biz	Suburban Journals of Greater St. Louis
stlprosports.com	Suburban Journals of Greater St. Louis
stlprosports.info	Suburban Journals of Greater St. Louis
stlprosports.mobi	Suburban Journals of Greater St. Louis
stlprosports.net	Suburban Journals of Greater St. Louis
stlprosports.org	Suburban Journals of Greater St. Louis
stlsalesjobs.com	Suburban Journals of Greater St. Louis
stluxe.com	Suburban Journals of Greater St. Louis
stluxury.com	Suburban Journals of Greater St. Louis
stlvarsity.com	Suburban Journals of Greater St. Louis
stlyouthsports.com	Suburban Journals of Greater St. Louis
stpetersjournal.com	Suburban Journals of Greater St. Louis
subscribesj.com	Suburban Journals of Greater St. Louis
yourjournal.com	Suburban Journals of Greater St. Louis
timespressrecorder.com	Times Press Recorder
theumpquapost.com	Umpqua Post
m.theworldlink.com	World Link
theworldlink.com	World Link
theworldnewspaper.com	World Link
coquillevalleycourant.com	World Link

SUPPLEMENT TO ANNEX H

3.	Mastheads:

a. Pulitzer Mastheads

Newspaper Name	Masthead

Arizona Daily Sun
Santa Maria Times
The Lompoc Record
The Sentinel
Napa Valley Register
The Pantagraph
Daily Journal
St. Louis Post-Dispatch
The World
The Daily Herald

SUPPLEMENT TO ANNEX H

4.	Mobile/Tablet Applications:

a.	Pulitzer Mobile/Tablet Applications

Newspaper	Mobile Application	Platform/Device
Arizona Daily Sun	Arizona Daily Sun	iPhone
Daily Journal	Daily Journal	iPhone
Ladue News	Ladue News	iPad
Santa Maria Times	Central Coast Prep Sports	Android
Santa Maria Times	Central Coast Prep Sports for iPhone	iPhone
Santa Maria Times	Santa Maria Times	Android
Santa Maria Times	Santa Maria Times	iPhone
St. Louis Post-Dispatch	Cardinals Baseball	iPad
St. Louis Post-Dispatch	Rams Football News	iPad
St. Louis Post-Dispatch	St. Louis - stltoday.com	Kindle
The Daily Herald	CougarBlue	Android
The Daily Herald	Daily Herald	Android
The Daily Herald	Daily Herald	iPhone
The Daily Herald	Daily Herald Utah Valley News	iPad
The Daily Herald	Provo – Daily Herald	Kindle
The Daily Herald	UV Sports: Daily Herald	Android
The Lompoc Record	Lompoc Record	Android
The Lompoc Record	Lompoc Record	iPhone
The Napa Valley Register	Napa Valley Register: Local news for Napa, CA	iPhone
The Pantagraph	Bloomington – The Pantagraph	Kindle
The Pantagraph	Pantagraph	Android
The Pantagraph	Pantagraph	iPhone
The Pantagraph	The Pantagraph for iPad	iPad
The Sentinel	The Sentinel: Local news for Hanford, CA	iPhone
The World	The World: Local news for Coos Bay, OR	iPhone

SUPPLEMENT TO ANNEX H

5.	Trade Names:

a.	Pulitzer Trade Names

Registrant	Jurisdiction	Trade Name	SOS File No.	Expiration
Flagstaff Publishing Co.	AZ	Arizona Daily Sun	254463	8/30/2016
		azdailysun.com	571684	4/30/2018
		SunDial	571686	4/30/2018
		Midweek by Mail	571687	4/30/2018
		Northern Arizona’s Mountain Living Magazine	571688	4/30/2018
		Daily Living	571689	4/30/2018
		Flagstaff Rental Guide	571690	4/30/2018
		99 Things to do in Northern Arizona	571682	4/30/2018
		Flagstaff & Scenic Northern Arizona Calendar	571691	4/30/2018
		Coupons Direct	571692	4/30/2018
Hanford Sentinel, Inc.	CA (Kings Co)	The Sentinel	13-157	4/30/2018
		Sentinel Sampler	13-157	4/30/2018
	CA (Fresno Co)	The Selma Enterprise	2201310002733	5/8/2018
		The Kingsburg Recorder	2201310002733	5/8/2018
		Central Valley Guide North	2201310002733	5/8/2018
Santa Maria Times, Inc.	CA (Santa Barbara Co)	Lee Central Coast Newspapers	2014-0001487	5/20/2019
		Santa Maria Times	2013-0001417	4/29/2018

SUPPLEMENT TO ANNEX H

		Adobe Press	2013-0001417	4/29/2018
		Times Press Recorder	2013-0001417	4/29/2018
		Space Country Times	2013-0001417	4/29/2018
		Santa Ynez Valley News	2013-0001417	4/29/2018
		Santa Ynez Valley Extra	2013-0001417	4/29/2018
		The Lompoc Record	2013-0001417	4/29/2018
		Super Savings	2013-0001417	4/29/2018
Santa Maria Times, Inc.	CA (San Luis Obispo Co)	Adobe Press	2013-0989	4/30/2018
		Times Press Recorder	2013-0989	4/30/2018
Napa Valley Publishing Co.	CA (Napa Co)	American Canyon Eagle	2014-0001217	8/18/2019
		Napa Valley Register	2010-0001420	9/14/2015
		St. Helena Star	2013-0000683	4/30/2018
		The Weekly Calistogan	2013-0000683	4/30/2018
		Inside Napa Valley	2013-0000683	4/30/2018
		Valley Bargain Finder	2013-0000683	4/30/2018
		Distinctive Properties	2013-0000683	4/30/2018

SUPPLEMENT TO ANNEX H

Pantagraph Publishing Co.	IL	The Pantagraph	6085-577-3	1/1/2020
		pantagraph.com	6085-577-3	1/1/2020
		The Gibson City Courier	6085-577-3	1/1/2020
		Woodford Star	6085-577-3	1/1/2020
		Woodford County Journal	6085-577-3	1/1/2020
		Community News	6085-577-3	1/1/2020
		Central Illinois Advertiser	6085-577-3	1/1/2020
		HomeFinder Magazine	6085-577-3	1/1/2020
Pulitzer Inc.	MO	St. Louis Post-Dispatch	X00997458	9/8/2019
Pulitzer Missouri Newspapers, Inc.	MO	Daily Journal	X01310796	4/29/2018
		Daily Journal Advantage	X01310799	4/29/2018
		Daily Journal Weekly Real Estate	X01310800	4/29/2018
		Democrat News	X01310803	4/29/2018
		Farmington Press	X01310806	4/29/2018
		Daily Journal Business Card Directory	X01310810	4/29/2018
		Madison County Info Guide	X01310836	4/29/2018
		Life Planning Guide	X01310838	4/29/2018
		Every Door & More	X01310839	4/29/2018
Suburban Journals of Greater St. Louis LLC	IL	Collinsville Herald	0044531-2	8/1/2015

SUPPLEMENT TO ANNEX H

Suburban Journals of Greater St. Louis LLC	MO	Best Bridal	X01080218	8/23/2015
		Ladue News	X01080165	8/23/2015
		St. Louis Best Bridal	X01080223	8/23/2015
		St. Louis Best Bridal Guide	X00997610	9/8/2019
		St. Louis Best Bridal Magazine	X00997612	9/8/2019
		Suburban Journals	X00997516	9/8/2019
		Suburban Journals of Greater St. Louis	X00997510	9/8/2019
		Granite City Press-Record	X01310847	4/29/2018
		Collinsville Herald	X01310853	4/29/2018
		Feast Magazine	X01310855	4/29/2018
		St. Charles County Journal	X001187797	9/4/2019
Southwestern Oregon Publishing Co.	OR	The World	935157-90	5/3/2017
		Bandon Western World	935155-92	5/3/2017
		The Umpqua Post	935160-95	5/3/2017
Pulitzer Newspapers, Inc.	UT	The Daily Herald	7507658-0151	11/30/2015
		The Pyramid	5530321-0151	12/31/2015
		The Pyramid Shopper	8659478-0151	4/30/2016

SUPPLEMENT TO ANNEX H

6.	Software and Licenses:

a(i).	Pulitzer Inbound Licenses

Name - Versions	Number - Licenses
APT retail advertising and classified advertising system	Unlimited user licenses
Infinium General Ledger, Payables, Payroll and Human Resources module	1 per site
Microsoft Exchange Server CAL	1 per employee
Microsoft Office suite (various versions)	5,000
Microsoft Windows Server
Microsoft Windows Server CAL	1 per employee
Symantec End Point Protection	1 per employee
SmithTech Snagit	1 license
MS Office 2013 Standard	5 licenses
MS Excel 2013	1 license
CitySpark for Events Portal for STL Today.com	1 license

b(i).	Pulitzer Proprietary Software Developed by Townnews

Custom internally written advertising system (Phoenix)
Custom internally written circulation system (Falcon)

SUPPLEMENT TO ANNEX I

SCHEDULE OF PATENTS

None.

SUPPLEMENT TO ANNEX J

SCHEDULE OF COPYRIGHTS

In addition to those copyright registrations listed here, individual newspapers may have published books of local significance and may or may not have registered the copyright thereto. These copyrights are of immaterial value to the Assignors and their Subsidiaries taken as a whole.

Our search of the copyright office records includes only those documents available in the online search engine which only includes records created after January 1, 1978.

1.	Pulitzer Copyrights:

Copyright Claimant	Copyright Title	Publication Date	Registration No.
Farmington Press (whose sole owner is Pulitzer Missouri Newspapers, Inc.)	Effective evaluation : models for accountability	08/11/1981	TX0000746557
Flagstaff Publishing Co.	Allegro grazioso	05/31/1991	PAu001522940
	Amazing grace : arr. for handbells	05/31/1991	PAu001522936
	Balet Anglois : Allegretto	05/31/1991	PAu001522939
	Bendemeer’s stream : folk song	05/31/1991	PAu001522935
	A Christmas trilogy	05/31/1991	PA0000563485
	Au Couvent = Cathedral prelude	05/31/1991	PAu001522948
	Danse russe : Scherzo	05/31/1991	PAu001522941
	English folk song	05/31/1991	PAu001522938
	Evening song	05/31/1991	PAu001522945
	Fantasia on Christmas carols	05/31/1991	PA0000563499
	Gavotte in B-flat : Allegro	05/31/1991	PAu001522949
	Hark, the herald angels sing	05/31/1991	PA0000563498
	Hocket	05/31/1991	PAu001522946
	Kaleidoscope : Prelude for Pentecost	05/31/1991	PAu001522937
	Kamennoi-Ostrow = Reve Angelique	05/31/1991	PAu001522947
	Lied italienischer Marinari = Italian sailor’s song	05/31/1991	PAu001522943

SUPPLEMENT TO ANNEX J

	Musette	05/31/1991	PAu001522944
	The Music box	05/31/1991	PA0000563486
	Pange Lingua : Sarum plainsong (mode III)	05/31/1991	PAu001522934
	Suite for handbells	05/31/1991	PAu001522950
	Tamborin	05/31/1991	PAu001522942
Lompoc Record (whose sole owner is Santa Maria Times, Inc.)	Inmate wagers his life on a new identity; USP warden fears con is manipulating US prison system	01/23/1985	TX0001570683
Pantagraph Publishing Co.	See list of serials attached hereto as Exhibit J-3
St. Louis Post-Dispatch LLC	See list of serials attached hereto as Exhibit J-4
	Saint Louis post-dispatch Type of work: Serial Issues registered: October 07 (31 issues)	05/02/2008	TX0006646973
	Saint Louis post-dispatch Type of work: Serial Issues registered: April 2008 (30 issues)	09/03/2008	TX0006665115
	Saint Louis post-dispatch Type of work: Serial Issues registered: May 2008 (31 issues)	09/03/2008	TX0006665116
	Saint Louis post-dispatch Type of work: Serial Issues registered: October 08 (31 issues)	05/03/2008	TX0006646973
	Saint Louis post-dispatch Type of work: Serial Issues registered: March 09 (31 issues)	02/23/2010	TX0006702286
	Saint Louis post-dispatch Type of work: Serial Issues registered: April 09 (30 issues)	02/23/2010	TX0006702287
	Saint Louis post-dispatch Type of work: Serial Issues registered: July 09 (31 issues)	03/08/2010	TX0006702264
	Saint Louis post-dispatch Type of work: Serial Issues registered: August 09 (31 issues)	03/08/2010	TX0006702268
	Saint Louis post-dispatch Type of work: Serial Issues registered: September 09 (30 issues)	05/05/2010	TX0006704263
	Saint Louis post-dispatch Type of work: Serial Issues registered: October 09 (31 issues)	05/05/2010	TX0006704262
	Saint Louis post-dispatch Type of work: Serial Issues registered: November 09 (30 issues)	03/19/2010	TX0006702449

SUPPLEMENT TO ANNEX J

Saint Louis post-dispatch Type of work: Serial Issues registered: March 10 (31 issues)	05/24/2010	TX0006704110
Saint Louis post-dispatch Type of work: Serial Issues registered: November 10 (30 issues)	03/14/2011	TX0006772293
Saint Louis post-dispatch Type of work: Serial Issues: November 2007 (30 issues)	pending	pending
Saint Louis post-dispatch Type of work: Serial Issues registered: March 2011 (31 issues)	08/02/2011	TX0006783632
Saint Louis post-dispatch Type of work: Serial Issues registered: April 2011 (30 issues)	08/02/2011	TX0006783633
Saint Louis post-dispatch Type of work: Serial Issues: December 2007 (31 issues)	pending	pending
Saint Louis post-dispatch Type of work: Serial Issues: January 08 (31 issues)	pending	pending
Saint Louis post-dispatch Jan12 (31 issues)	05/05/2012	TX0006789925
Saint Louis post-dispatch Feb12 (29 issues)	05/04/2012	TX0006789539
Saint Louis post-dispatch Mar12 (31 issues)	05/04/2012	TX0006789538
Saint Louis post-dispatch May11 (31 issues)	09/26/2011	TX0006788100
Saint Louis post-dispatch Jun11 (30 issues)	09/26/2011	TX0006788104
Saint Louis post-dispatch Jul11 (31 issues)	02/14/2012	TX0006789345
Saint Louis post-dispatch Aug11 (31 issues)	02/14/2012	TX0006790366
Saint Louis post-dispatch Sep11 (30 issues)	02/13/2012	TX0006787889
Saint Louis post-dispatch Oct11 (31 issues)	05/04/2012	TX0006601103
Saint Louis post-dispatch Nov11 (30 issues)	05/04/2012	TX0006601102
Saint Louis post-dispatch Dec11 (31 issues)	05/04/2012	TX0006789924

SUPPLEMENT TO ANNEX J

	Saint Louis post-dispatch Aug10 (31 issues)	02/01/2011	TX0006772179
	Saint Louis post-dispatch Sep10 (30 issues)	02/01/2011	TX0006772180
	Saint Louis post-dispatch Oct10 (31 issues)	02/01/2011	TX0006772177
	Tear gas shot at protesters	9/4/2014	VA0001931472
	Rick Stream Election Party Watch	10/8/2014	VA0001950452
	Ferguson in pictures	11/6/2014	VA0001929823
	Ferguson in pictures	11/6/2014	VA0001929821
	Ferguson in pictures	11/6/2014	VA0001930119
	Ferguson in pictures	11/6/2014	VA0001930134
	Ferguson in pictures	11/6/2014	VA0001930148
	Ferguson in pictures	11/6/2014	VA0001930126
	Ferguson in pictures	11/6/2014	VA0001930000
	Ferguson in pictures	11/7/2014	VA0001930267
	Ferguson in pictures	11/7/2014	VA0001930169
	Ferguson in pictures	11/7/2014	VA0001930821
	Ferguson shows a chance of peace	11/14/2014	VA0001931263
	Guard members hear rumors they are leaving	11/14/2014	VA0001931261
Times Mirror Magazines, Inc. Sporting News Publishing Company, Pulitzer Company. St. Louis Post-Dispatch	Celebrating 70 : Mark McGwire’s historic season	11/20/1998	TX0004894995
Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)	Candidates : a simulation game designed for use with the St. Louis Post-Dispatch	10/27/1978	TX0000136299
	Newspaper geography : learning map skills with the St. Louis post-dispatch, an independent newspaper, St. Louis globe-democrat, an independent newspaper	03/05/1981	TX0000658448

SUPPLEMENT TO ANNEX J

	Practical life skill activity cards : “newspaper activities corresponding to the objectives of the Missouri basic essential skills test”	10/30/1978	TX0000139435
	Brezhnev reported to have leukemia	02/21/1978	TX0000014182
Pulitzer Publishing Company (employer for hire)	“See-through” wall is invented for Jewish services	10/15/1998	TX0004751091
Saint Louis Post-Dispatch (employer for hire)	High and mighty : the flood of ‘93	01/24/1994	TX0003720674
Saint Louis Post-Dispatch/Globe Democrat	Newspapers and law-related education	10/13/1981	TX0000781663
	Newspapers and law-related education : grades 5-9	10/13/1981	TX0000781662
Saint Louis Post-Dispatch	Saint Louis post-dispatch — the best recipes cookbook	11/14/1983	TX0001257986
Pulitzer Inc.	See list of serials attached hereto as Exhibit J-5

SEE EXHIBITS J-3, J-4 AND J-5 ATTACHED HERETO.

For copies of the contents of Exhibits J-3, J-4 and J-5, please contact the Registrant.

SUPPLEMENT TO ANNEX N

SCHEDULE OF STOCK

4.	Pulitzer Inc.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
Pulitzer Technologies, Inc.	Common	500	1	100%	(i	)
Pulitzer Newspapers, Inc.	Common	9.3	1	100%	(i	)
Star Publishing Company	Common	50,120	10	100%	(i	)

5.	Pulitzer Newspapers, Inc.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
Flagstaff Publishing Co.	Common	1,875	19	100%	(i	)
Hanford Sentinel Inc.	Common	4,200	23	100%	(i	)
Santa Maria Times, Inc.	Common	4,950	13	100%	(i	)
Ynez Corporation	Common	90	1	100%	(i	)
Napa Valley Publishing Co.	Common	8,000	29	100%	(i	)
Pantagraph Publishing Co.	Common	100	4	100%	(i	)

SUPPLEMENT TO ANNEX N

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
Southwestern Oregon Publishing Co.	Common	11,960	14	100%	(i	)
Pulitzer Missouri Newspapers, Inc.	Common	48,504	4	100%	(i	)

SUPPLEMENT TO ANNEX O

SCHEDULE OF NOTES

NONE

SUPPLEMENT TO ANNEX P

SCHEDULE OF LIMITED LIABILITY COMPANY INTERESTS

1.	Pulitzer, Inc.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
St. Louis Post-Dispatch LLC	LLC	98.95%	(iv	)
STL Distribution Services LLC	LLC	98.95%	(iv	)
Suburban Journals of Greater St. Louis LLC	LLC	100%	(iv	)
Pulitzer Network Systems LLC	LLC	100%	(iv	)
Amplified Digital, LLC	LLC	100%	(iv	)
Media Brands, L.L.C.	LLC	< 50%	(iv	)

2.	St. Louis Post-Dispatch LLC

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
Fairgrove LLC	LLC	100%	(iv	)

SUPPLEMENT TO ANNEX Q

SCHEDULE OF PARTNERSHIP INTERESTS

1.	Star Publishing Company

Name of Issuing Partnership	Type of Interest	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
TNI Partners	General Partnership	50%	(iv	)